Exhibit 10.12

Director’s Acceptance Letter

To:	Energys Group Limited	(the “Company”)
Franklyn House, Daux Road
Billingshurst, West Sussex
RH149SJ
United Kingdom
Attention:	Peter Walder, non-executive director, and chairman
Date:	August 7, 2023

I hereby accept and agree to my appointment or election as a director of the Company effective upon the Company’s Registration Statement relative to its initial public offering being declared effective by the United States Securities and Exchange Commission.

I designate the following telephone and facsimile numbers and e-mail address for service of notice of all directors’ meetings. Notice by telephone or facsimile to either of the said numbers or electronic mail to the stated e-mail address will constitute good and sufficient notice to myself and I agree to advise you of any change in these particulars:

Tel:	+ 44 775 7209749
Fax:
E-mail address	michael.lau@energysgroup.com

I hereby authorise you to enter my name and address in the Register of Directors and Officers of the Company as follows:

Name:	WALDER Peter
Address:	Tale End, Lower Tale, Payhembury, Honiton, Devon EX14 9SJ, United Kingdom

Yours faithfully,